Exhibit 99.1

ReWalk Robotics Completes One-for-Twenty-Five Reverse Share Split

YOKNEAM ILIT, Israel and MARLBOROUGH, Mass., March 29, 2019 (GLOBE NEWSWIRE) -- ReWalk Robotics Ltd. (Nasdaq: RWLK) (“ReWalk” or the “Company”) reported today that it has completed the reverse share split of ReWalk ordinary share at a ratio of one-for- twenty-five shares, which will take effect on April 1, 2019. The Company also increased its authorized and registered share capital and amended its Articles of Association to reflect the reverse share split and the increase in share capital. Following the reverse share split and increase in authorized share capital, the total number of ordinary shares that the Company is authorized to issue will be 60 million shares, the par value per share of the ordinary shares will be NIS 0.25 and the authorized share capital of the Company will be NIS 15 million.

At the Company’s annual shareholder meeting held on March 27, 2019, the Company’s shareholders approved a reverse share split (including the relevant amendments to the Articles of Association of the Company) within a range of 1:8 to 1:32, to be effective at the ratio and on a date to be determined by the Board, and amendments to the Company’s Articles of Association authorizing an increase in the Company’s authorized share capital (and corresponding authorized ordinary shares) by up to NIS 17.5 million.

ReWalk’s ordinary shares will begin trading on a post-split basis at market open on April 1, 2019. ReWalk ordinary shares continue to trade on the Nasdaq Capital Market under the symbol “RWLK”, although a new CUSIP number M8216Q 200 has been assigned to the Company’s ordinary shares because of the reverse share split.

As a result of the reverse share split, every twenty-five ordinary shares of ReWalk issued and outstanding were automatically combined and reclassified into one ordinary share of ReWalk. Appropriate adjustments were also made to all outstanding derivative securities of the Company, including all outstanding equity awards and warrants.

No fractional shares will be issued in connection with the reverse share split, and all fractional shares (including shares underlying outstanding equity awards and warrants) will be rounded down to the nearest whole number.

The company’s transfer agent, American Stock Transfer & Trust Company, LLC (“AST”), is acting as exchange agent for the reverse share split. ReWalk shareholders holding their ordinary shares in registered book entry form or in “street name” through a bank, broker or other nominee or holding outstanding equity awards or warrants relating to the ordinary shares do not need to take any action in connection with the reverse share split, and may receive notice of adjustments to their securities from us or a third-party provider. ReWalk shareholders holding their ordinary shares in certificated form will receive a transmittal from AST as soon as practicable after the effective date explaining how to exchange certificated ordinary shares for a statement of holding of their ordinary shares in book-entry form. AST can be contacted at (718) 921.8200.

Additional information concerning the reverse share split can be found in ReWalk’s definitive proxy statement dated February 19, 2019 filed with the Securities and Exchange Commission (the “SEC”), available free of charge at the SEC’s website, www.sec.gov, or at ReWalk’s website www.rewalk.com

About ReWalk Robotics Ltd.

ReWalk Robotics Ltd. develops, manufactures and markets wearable robotic exoskeletons for individuals with lower limb disabilities as a result of spinal cord injury or stroke. ReWalk’s mission is to fundamentally change the quality of life for individuals with lower limb disability through the creation and development of market leading robotic technologies. Founded in 2001, ReWalk has headquarters in the U.S., Israel and Germany. For more information on the ReWalk systems, please visit www.rewalk.com.

ReWalk® is a registered trademark of ReWalk Robotics Ltd. in Israel and the Unites States.

Forward-Looking Statements

In addition to historical information, this press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements include projections regarding ReWalk’s future performance and other statements that are not statements of historical fact and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this press release are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: ReWalk’s ability to secure capital from equity and debt financings in light of limitations under its effective registration statement on Form S-3, the price range of its ordinary shares and conditions in the financial markets, and the risk that such financings may dilute its shareholders or restrict its business; ReWalk’s ability to regain compliance with various continued listing requirements of the Nasdaq Capital Market, its related ability to raise the market price of its ordinary shares sufficiently through a reverse share split to cure one of several Nasdaq listing deficiencies, and the risk that its ordinary shares will be delisted if it regains compliance; the risk of decreased liquidity in the market for ReWalk’s ordinary shares and a reduced market capitalization of the Company following the reverse share split, and the risk of dilution following the increase in authorized share capital; ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, and to expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management and the previous opinion of ReWalk’s auditors in that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s limited operating history and its ability to leverage its sales, marketing and training infrastructure; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to repay its secured indebtedness; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; the risk of a cybersecurity attack or breach of ReWalk’s information technology systems significantly disrupting its business operations; ReWalk’s ability to establish a pathway to commercialize its products in China; the risk of substantial dilution resulting from periodic issuances of its ordinary shares; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of ReWalk’s ordinary shares on the determination of whether ReWalk is a passive foreign investment company; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the year ended December 31, 2018 filed with the SEC and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this press release speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Investor Contact:

Ori Gon

Chief Financial Officer

ReWalk Robotics Ltd.

T: +972-4-9590123

E: investorrelations@rewalk.com